Related-party transactions	12 Months Ended
Dec. 31, 2022
Related-party transactions [Abstract]
Related-party transactions [Text Block]

25Related-party transactions

In the normal course of business, Philips purchases and sells goods and services from/to various related parties in which Philips typically holds between 20% and 50% equity interest and has significant influence. These transactions are generally conducted with terms comparable to transactions with third parties.

Philips Group

Related-party transactions

in millions of EUR

	2020	2021	2022
Sales of goods and services	204	116	111
Purchases of goods and services	57	41	46
Receivables from related parties	37	40	55
Payables to related parties	1	2	2

In the previous table, sales transactions between Philips and PMC are included amounting to EUR 101 million in 2022 (2021: EUR 106 million; 2020: EUR 191 million), under which PMC has leased the equipment to the ultimate customer. In addition to that, as part of its S&RC operations in the US, Philips Medical Capital LLC funded durable medical equipment (DMEs) providers, through loans and leases. PMC-funded transactions these DMEs entered into with Philips amount to EUR 117 million in 2022 (2021: EUR 162 million; 2020: EUR 242 million). The associated costs of these funding transactions are borne by the ultimate customer and settled directly with Philips Medical Capital LLC.

Philips Medical Capital LLC, a Pennsylvania limited liability company, is owned 60% by De Lage Landen Financial Services, Inc. (DLL) and 40% by Philips Electronics North America Corporation (Philips).

In light of the composition of the Executive Committee, the company considers the members of the Executive Committee and the Supervisory Board to be the key management personnel as defined in IAS 24 Related Party Disclosures.

For remuneration details of the Executive Committee, the Board of Management and the Supervisory Board see Information on remuneration.

For Post-employment benefit plans see Post-employment benefits.